GATEWAY FUND

Supplement dated August 7, 2008, to the Gateway Fund Statement of Additional

Information dated May 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, sub-paragraph (2) of the second paragraph within the section “Portfolio Holdings Information” is replaced with the following:

(2) Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. FactSet currently receives information pursuant to this exception (daily disclosure of full portfolio holdings, provided the next business day);

SP396-0808